SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS:

DWS Floating Rate Plus Fund

Effective March 1, 2010, the following replaces similar disclosure in the “The Fund’s Performance History” section of the fund’s prospectus:

Average Annual Total Returns (%) as of 12/31/2008 (Fund returns include the effects of maximum sales load.)

	1 Year	Since Inception*
Class A
Return before Taxes	-30.04	-21.91
Return after Taxes on Distributions	-31.41	-23.41
Return after Taxes on Distributions and Sale of Fund Shares	-19.29**	-19.04**
Class C	-28.66	-21.12
S&P/LSTA Leveraged Loan Index (reflects no deductions for fees, expenses, or taxes)	-29.10	-21.12

*Inception June 29, 2007. Index returns began on June 30, 2007.

** Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to capital losses occurring upon redemption resulting in an assumed tax deduction  for shareholders.

The Standard & Poor’s and the Loan Syndications and Trading Association’s (S&P/ LSTA) Leveraged Loan Index is an unmanaged, market–value weighted total return index that tracks outstanding balance and current spread over LIBOR for fully funded loan terms.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1–800–728–3337 or visit our Web site at www.dws–scudder.com.

Return information assumes that fund shares were sold at the end of the period.

Return after Taxes on Distributions reflects taxes only on the fund’s distributions and not on a shareholder’s gain or loss from selling fund shares.

Return after Taxes on Distributions and Sale of Fund Shares reflects taxes on both the fund’s distributions and a shareholder’s gain or loss from selling fund shares.

January 28, 2010 [DWS INVESTMENTS LOGO] DFRPF–3600 Deutsche Bank Group

Effective March 1, 2010, the following replaces similar disclosure in the “How Much Investors Pay” section of the fund’s prospectus:

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn’t include any fees that may be charged by your financial advisor.

Fee Table	Class A	Class C
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	2.75%1	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	None2	1.00%
Annual Operating Expenses, deducted from fund assets
Management Fee	0.65%	0.65%
Distribution/Service (12b–1) Fees	0.16	0.96
Other Expenses3	0.81	0.81
Total Annual Operating Expenses	1.62	2.42
Less Expense Waiver/Reimbursement4	0.42	0.47
Net Annual Operating Expenses4	1.20	1.95

1 Because of rounding in the calculation of the offering price, the actual maximum front–end sales charge paid by an investor may be higher than the percentage noted (see “Choosing a Share Class — Class A shares”).

2 The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Choosing a Share Class — Class A shares”) may be subject to a contingent deferred sales charge of 0.50% if redeemed within 12 months of purchase.

3 “Other Expenses” include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

4 Through September 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses at 1.20% and 1.95% for Class A and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

January 28, 2010 DFRPF–3600

Based on the costs above (including one the expenses above remain the same. It year of capped expenses in each period), also assumes that you invested $10,000, this example helps you compare the earned 5% annual returns and reinvested all expenses of each share class to those of dividends and distributions. This is only an other mutual funds. This example assumes example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$394	$732	$1,094	$2,110
Class C shares	298	710	1,248	2,721
Expenses, assuming you kept your shares
Class A shares	$394	$732	$1,094	$2,110
Class C shares	198	710	1,248	2,721

January 28, 2010 DFRPF–3600

Effective March 1, 2010. the following replaces similar disclosure in the “Choosing a Share Class” section of the fund’s prospectus:

Choosing a Share Class

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief description and comparison of the main features of each class. You should consult with your financial advisor to determine which class of shares is appropriate for you.

Classes and features	Points to help you compare
Class A m Sales charges of up to 2.75%, charged when you buy shares m In most cases, no charge when you sell shares m Up to 0.25% annual shareholder servicing fee

m Some investors may be able to reduce or eliminate their sales charges; see “Class A shares“
m Total annual operating expenses are lower than those for Class C
m Distributions are generally higher than Class C

Class C
m No sales charge when you buy shares
m Deferred sales charge of 1.00%, charged when you sell shares you bought within the last year
m 0.75% annual distribution fee and up to 0.25% shareholder servicing fee

m Unlike Class A shares, Class C shares do not have a sales charge when buying shares, but have higher annual expenses than those for Class A shares and a one year deferred sales charge
m Distributions are generally lower than Class A

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. The fund may pay financial advisors or other intermediaries compensation for the services they provide to their clients. This compensation may vary depending on the share class and fund you buy. Your financial advisor may also receive compensation from the Advisor and/or its affiliates. Please see “Financial intermediary support payments” for more information.

January 28, 2010 DFRPF–3600

Effective March 1, 2010, the following replaces similar disclosure in the “Choosing a Share Class — Class A shares” section of the fund’s prospectus:

Class A shares have an up–front sales charge that varies with the amount you invest:

Your investment	Front–end Sales Charge as a % of offering price1,2	Front–end Sales Charge as a % of your net investment2
Under $100,000	2.75%	2.83
$100,000–$249,999	2.50	2.56
$250,000 or more	See below	See below

1 The “offering price,” the price you pay to buy shares, includes the sales charge which will be deducted directly from your investment.

2 Because of rounding in the calculation of the offering price, the actual front–end sales charge paid by an investor may be higher or lower than the percentages noted.

If you’re investing $250,000 or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge (“Large Order NAV Purchase Privilege”). However, you may be charged a contingent deferred sales charge (CDSC) of 0.50% on any shares you sell within 12 months of owning them. This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

The following replaces similar disclosure in the “Choosing a Share Class — Class C shares” section of the fund’s prospectus:

Orders to purchase Class C shares of $250,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer–sponsored employee benefit plans.

January 28, 2010 DFRPF–3600

Effective March 1, 2010, the following replaces similar disclosure in the “Appendix — Hypothetical Expense Summary” section of the fund’s prospectus:

Appendix

Hypothetical Expense Summary

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the “Hypothetical Year–End Balance After Fees and Expenses” amounts shown would be lower and the “Annual Fees and Expenses” amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund’s prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.

DWS Floating Rate Plus Fund — Class A

Maximum Sales Charge: 2.75%		Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees and Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees and Expenses	Hypothetical Year–End Balance After Fees and Expenses	Annual Fees and Expenses
1	5.00%	1.20%	0.95%	$10,094.55	$393.92
2	10.25%	1.62%	4.36%	$10,435.75	$166.30
3	10.76%	1.62%	7.88%	$10,788.47	$171.92
4	21.55%	1.62%	11.53%	$11,153.12	$177.73
5	27.63%	1.62%	15.30%	$11,530.10	$183.73
6	34.01%	1.62%	19.20%	$11,919.82	$189.94
7	40.71%	1.62%	23.23%	$12,322.71	$196.36
8	47.75%	1.62%	27.39%	$12,739.21	$203.00
9	55.13%	1.62%	31.70%	$13,169.80	$209.86
10	62.89%	1.62%	36.15%	$13,614.94	$216.96
Total:					$2,109.72

January 28, 2010 DFRPF–3600

DWS Floating Rate Plus Fund — Class C

Maximum Sales Charge: 0.00%		Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees and Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees and Expenses	Hypothetical Year–End Balance After Fees and Expenses	Annual Fees and Expenses
1	5.00%	1.95%	3.05%	$10,305.00	$197.97
2	10.25%	2.42%	5.71%	$10,570.87	$252.60
3	10.76%	2.42%	8.44%	$10,843.60	$259.12
4	21.55%	2.42%	11.23%	$11,123.36	$265.80
5	27.63%	2.42%	14.10%	$11,410.34	$272.66
6	34.01%	2.42%	17.05%	$11,704.73	$279.69
7	40.71%	2.42%	20.07%	$12,006.71	$286.91
8	47.75%	2.42%	23.16%	$12,316.49	$294.31
9	55.13%	2.42%	26.34%	$12,634.25	$301.90
10	62.89%	2.42%	29.60%	$13,960.22	$309.69
Total:					$2,720.65

Please Retain This Supplement for Future Reference.

January 28, 2010 DFRPF–3600